SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a)
OF THE SECURITIES EXCHANGE ACT OF 1934

	Filed by the Registrant	[X]
	Filed by a Party other than the Registrant	[ ]

Check the appropriate box:

[ ]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]	Definitive Proxy Statement
[X]	Definitive Additional Materials
[ ]	Soliciting Material under Rule 14a-12

Fidelity Hereford Street Trust
Fidelity Money Market Trust
Fidelity Newbury Street Trust
Fidelity Phillips Street Trust
Fidelity Salem Street Trust
(Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required.
[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1) Title of each class of securities to which transaction applies:
(2) Aggregate number of securities to which transaction applies:
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
(4) Proposed maximum aggregate value of transaction:
(5) Total Fee Paid:
[ ]	Fee paid previously with preliminary materials.
[ ]

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:
(2) Form, Schedule or Registration Statement No.:
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(4) Date Filed:

Fidelity Flash Template for April 30, 2015

Category: Investment Products

Brief Title: Fidelity Money Market Soft Close and New Funds Launch

Name: Mike Pegnato - 617-563-0240

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Full Article

Article: Fidelity Money Market Proxy Campaign

As previously communicated, in response to new money fund rules, Fidelity Investments (Fidelity) announced sweeping changes to its money market product offering. As a result, several Fidelity money market funds are in the midst of a proxy campaign. Please see below for important information regarding shareholder mailings, voting processes, and phone solicitation protocols. We anticipate, based on public announcements, that many other Fund Families may initiate large proxy campaigns in the coming months as a direct result of money market reform.

Fidelity Fund Proxy Material Mailings

[bullet] Proxy materials for the Fidelity Money Market Funds were mailed on or about March 20, 2015.

[bullet] The first "reminder" mailings occurred on April 23, 2015.

[bullet] The "second solicitation" mailing commenced the week of April 27, 2015.

[bullet] Per Fidelity, the "reminder" and second solicitation mailings will be in paper form only, no electronic delivery is available.

[bullet] Participation for shareholders is extremely important. Each fund that has delivered a proxy to shareholders needs to obtain a sufficient number of votes before the Special Meeting of Shareholders scheduled for May 12, 2015 to approve these product changes.

[bullet] Shareholders who hold the fund in more than one account will receive a separate card for each account and should vote each card.

Fidelity Fund Proxy Phone Solicitations

[bullet] Fidelity has hired D.F. King as the funds' proxy solicitor to perform required mailings and to assist in gaining shareholder votes via phone.

[bullet] Phone solicitation began on March 27, 2015.

[bullet] Calls from D.F. King will be from the 781 area code and displayed as "Fidelity" on the caller ID (following standard industry practice)

[bullet] The phone calls will cease when the necessary vote is reached or when the shareholder votes their proxy (online, mail, or verbally to the D.F. King phone representative)

[bullet] Please encourage your clients to vote their proxy. Once the shareholder votes, they will no longer be called by D.F. King.

[bullet] Shareholders can ask the D.F. King phone representative to remove them from the "call list" - but they must answer the phone and provide the request to the representative on the recorded line.

[bullet] Fidelity fund shareholders are generally registered owners, rather than beneficial owners. As a result, clients who have chosen to be designated as Objecting Beneficial Owner for non-Fidelity fund accounts may still receive a phone solicitation for their vote.

[bullet] Fidelity Funds has stated they cannot remove shareholders from the "call list" by request from anyone except the shareholder.

Proxy Voting

[bullet] Clear voting instructions are listed on the proxy voting card

[bullet] To vote, shareholders will need the proxy voting card AND the 16 digit control number (indicated by an arrow on the proxy voting card)

[bullet] By phone: 1-877-296-4941; Internet: www.proxyvote.com/proxy

[bullet] ProxyEdge and ISS voting: Fidelity Funds does not recognize electronic ballot aggregation and proxy voting services because each shareholder receives a ballot. Intermediaries in need of account/share information for a Fidelity Fund proxy can send the control numbers to their client service manager and we will attempt to acquire such information from Fidelity and/or D.F. King.

Related Links

[bullet] See January 30, 2015 Flash communication regarding Fidelity Money Market changes.

[bullet] See February 19, 2015 Flash regarding Fidelity Money Market shareholder mailings for mergers that do not require shareholder approval.

[bullet] See March 20, 2015 Flash regarding Fidelity proxy mailing information.

[bullet] See April 14, 2015 Flash regarding Fidelity Money Market soft close and new funds launch.

If you have additional questions, please contact your IWS Relationship Manager.

Dates are subject to change.

For investment professional use only. Not for distribution to the public.

Clearing, custody, or other brokerage services may be provided by National Financial Services LLC, or Fidelity Brokerage Services LLC, Members NYSE, SIPC.

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April 30, 2015
Alert 15A-14

Fidelity Funds Proxy Campaign

As previously communicated via Alert 15A-03, in response to new money fund rules, Fidelity Investments (Fidelity) announced sweeping changes to its money market product offering. As a result, several Fidelity money market funds are in the midst of a proxy campaign. Please see below for important information regarding shareholder mailings, voting processes, and phone solicitation protocols. We anticipate, based on public announcements, that many other Fund Families may initiate large proxy campaigns in the coming months as a direct result of money market reform.

Fidelity Fund Proxy Material Mailings

[bullet] Proxy materials for the Fidelity Money Market Funds were mailed on or about March 20, 2015.

[bullet] The first "reminder" mailings occurred on April 23, 2015.

[bullet] The "second solicitation" mailing commenced the week of April 27, 2015.

[bullet] Per Fidelity, the "reminder" and second solicitation mailings will be in paper form only, no electronic delivery is available.

[bullet] Participation for shareholders is extremely important. Each fund that has delivered a proxy to shareholders needs to obtain a sufficient number of votes before the Special Meeting of Shareholders scheduled for May 12, 2015 to approve these product changes.

[bullet] Shareholders who hold the fund in more than one account will receive a separate card for each account and should vote each card.

Fidelity Fund Proxy Phone Solicitations

[bullet] Fidelity has hired D.F. King as the funds' proxy solicitor to perform required mailings and to assist in gaining shareholder votes via phone.

[bullet] Phone solicitation began on March 27, 2015.

[bullet] Calls from D.F. King will be from the 781 area code and displayed as "Fidelity" on the caller ID (following standard industry practice)

[bullet] The phone calls will cease when the necessary vote is reached or when the shareholder votes their proxy (online, mail, or verbally to the D.F. King phone representative)

[bullet] Please encourage your clients to vote their proxy. Once the shareholder votes, they will no longer be called by D.F. King.

[bullet] Shareholders can ask the D.F. King phone representative to remove them from the "call list" - but they must answer the phone and provide the request to the representative on the recorded line.

[bullet] Fidelity fund shareholders are generally registered owners, rather than beneficial owners. As a result, clients who have chosen to be designated as Objecting Beneficial Owner for non-Fidelity fund accounts may still receive a phone solicitation for their vote.

[bullet] Fidelity Funds has stated they cannot remove shareholders from the "call list" by request from anyone except the shareholder.

Proxy Voting

[bullet] Clear voting instructions are listed on the proxy voting card

[bullet] To vote, shareholders will need the proxy voting card AND the 16 digit control number (indicated by an arrow on the proxy voting card)

[bullet] By phone: 1-877-296-4941; Internet: www.proxyvote.com/proxy

[bullet] ProxyEdge and ISS voting: Fidelity Funds does not recognize electronic ballot aggregation and proxy voting services because each shareholder receives a ballot. Intermediaries in need of account/share information for a Fidelity Fund proxy can send the control numbers to their client service manager and we will attempt to acquire such information from Fidelity and/or D.F. King.

Related Links

[bullet] See Alert 15A-03 for initial January 30, 2015 communication regarding Fidelity Money Market changes.

[bullet] See Alert 15A-05 for February 19, 2015 Fidelity Money Market shareholder mailings for mergers that do not require shareholder approval.

[bullet] See Important Notice 15-028 for March 20, 2015 Fidelity proxy mailing information.

[bullet] See Important Notice 15-064 regarding Fidelity Money Market soft close and new funds launch.

If you have additional questions, please contact your client service manager.

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For broker-dealer use only. Not for distribution to the public as sales material any form.

Enhancements and deployment dates are subject to change.

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The content provided herein is general in nature and is for informational purposes only. This information is not individualized and is not intended to serve as the primary or sole basis for your decisions as there may be other factors you should consider. National Financial does not provide advice of any kind.

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